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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 29, 2004



             Compuware Corporation Employees' Stock Ownership Plan
                    and 401(k) Salary Reduction Arrangement
             (Exact Name of Registrant as Specified in its Charter)



                        Commission File Number: 000-20900


               MICHIGAN                              38-2007430
   (State or other jurisdiction of       (I.R.S. Employer Identification No.)
    incorporation or organization)


           ONE CAMPUS MARTIUS                        48226-5009
            DETROIT, MICHIGAN                        (Zip Code)
 (Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (313) 227-7300



         (Former name or former address, if changed since last report):


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 29, 2004, Compuware Corporation Employees' Stock Ownership Plan and 401(k) Salary Reduction Arrangement (the "Plan") dismissed Deloitte & Touche LLP ("D&T") as its independent auditor and on July 6, 2004, engaged Crowe Chizek and Company LLC ("Crowe Chizek") as its new independent auditor for the audit for the fiscal year ending March 31, 2004.

          (a)  Previous Independent Accountant.

               (i) On June 29, 2004, the Plan dismissed D&T from its position as the Plan's independent auditor.

               (ii) D&T's report on the financial statements of the Plan for the years ended March 31, 2003 and March 31, 2002 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

               (iii) The decision to change accountants was based solely on lower fees and was approved by the Audit Committee of Compuware Corporation on June 24, 2004.

               (iv) During the Plan's two most recent fiscal years, and through June 29, 2004, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

               (v) During the Plan's two most recent fiscal years, and through June 29, 2004, D&T did not advise the Plan of any reportable events as that term is defined in item 304(a)(1)(v) of regulation S-K.

         The Plan has provided D&T with a copy of the above disclosures which the Plan is making in response to Item 304(a) of Regulation S-K and has requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated July 6, 2004, is filed as Exhibit 16.1 to this Form 8-K.

          (b)  New Independent Accountants.

                  On July 6, 2004, the Plan engaged Crowe Chizek as its new independent accountants to audit its financial statements for the year ended March 31, 2004. Prior to engaging Crowe Chizek, the Registrant did not consult Crowe Chizek regarding:



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               (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and no written report or oral advice was provided to the Plan that Crowe Chizek concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or

               (ii) any matter that was a subject of a disagreement or a reportable event.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated July 6, 2004 regarding change in certifying accountants.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



July 6, 2004              COMPUWARE CORPORATION EMPLOYEES'
                          STOCK OWNERSHIP PLAN AND 401(K) SALARY
                          REDUCTION ARRANGEMENT


                          By:      /s/Laura L. Fournier
                             ------------------------------------------
                                   Plan Fiduciary




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                                  EXHIBIT INDEX


Number   Description
------   ----------------------------------------------------------------------

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated July 6, 2004 regarding change in certifying accountants.









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